SECURITIES AND EXCHANGE COMMISSION


        Washington, D.C. 20549






        FORM 8-K


        CURRENT REPORT


        Pursuant to Section 13 and 15(d) of the
        Securities and Exchange Act of 1934


        Date of Report (date of earliest event reported) October 21, 1998



STRATEGIC CAPITAL RESOURCES, INC.
formerly known as
JJFN Services, Inc.

        (Exact name of Registrant as specified in Charter)


Delaware                                   0-28168               11-3289981

(State or other jurisdiction    (Commission           (IRS Employer
of incorporation)                       File Number)    Identification
                                                             Number)


2500 Military Trail North
Suite 260
Boca Raton, Florida 33431

(Address of principal executive office)                 (Zip Code)




Registrant's telephone number, including area code: 561-995-0043

ITEM 5.         OTHER EVENTS


On October 16, 1998 the Registrant changed its name from JJFN
Services, Inc. to:

                Strategic Capital Resources, Inc.


On October 16, 1998 the Registrant decreased the authorized shares of common and preferred stock from:

        Common Stock from       50,000,000 to 25,000,000
        Preferred Stock from    25,000,000 to 5,000,000


        SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                                    JJFN Services, Inc.
                                                    (Registrant)

                                                    By /s/John Kushay
                                                    (Signature)
                                                    John Kushay, Treasurer
                                                    Chief Financial Officer
Dated:  October 21, 1998